UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2010

PACTIV CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15157	36-2552989
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1900 West Field Court
Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 482-2000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
On November 16, 2010, Pactiv Corporation (the “Company”) completed its merger (the “Merger”) with Reynolds Acquisition Corporation (“Sub”), an indirect wholly owned subsidiary of Reynolds Group Holdings Limited (“Reynolds”), pursuant to the Agreement and Plan of Merger, dated as of August 16, 2010 (the “Merger Agreement”), among the Company, Reynolds, Sub and Rank Group Limited (“Rank Group”). Pursuant to the terms of the Merger Agreement, each outstanding each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) (other than any dissenting shares and shares held by the Company, Reynolds or their subsidiaries) was canceled and automatically converted into the right to receive $33.25 in cash, without interest and less any applicable withholding tax. As a result of the Merger, the Company is now an indirect wholly owned subsidiary of Reynolds. Reynolds is an affiliate of Rank Group.
Item 1.01 Entry Into a Material Definitive Agreement.
Financing Arrangements
October 2010 Senior Secured Notes Indenture
On October 15, 2010, RGHL US Escrow I Inc., RGHL US Escrow I LLC and RGHL Escrow Issuer (Luxembourg) I S.A. (the “Escrow Issuers”), which are affiliates of Reynolds, issued $1,500 million aggregate principal amount of 7.125% senior secured notes due 2019 (the “October 2010 Senior Secured Notes”), with the proceeds from such offering held in escrow until the consummation of the Merger. Immediately prior to the Merger, the obligations of the Escrow Issuers under the October 2010 Senior Secured Notes Indenture (as defined below) were assumed by Reynolds Group Issuer Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A. (together, the “Reynolds Issuers”), which are also Reynolds affiliates, and the proceeds from the offering of the October 2010 Senior Secured Notes were released from escrow and used to finance in part the consideration paid in the Merger, to repay certain of the Company’s existing indebtedness and to pay fees and expenses related to the Merger and the associated financings.
Following the Merger on November 16, 2010, the Company and certain subsidiaries of the Company (together with the Company, the “Pactiv Guarantors”) entered into supplemental indentures with The Bank of New York Mellon, as trustee (the “Trustee”), principal paying agent, transfer agent, registrar and collateral agent (the “Original Collateral Agent”) and Wilmington Trust (London) Limited, as additional collateral agent (the “Additional Collateral Agent”) to the Indenture, dated as of October 15, 2010, by and among the Escrow Issuers, the Trustee, the Original Collateral Agent and the Additional Collateral Agent (as supplemented, the “October 2010 Senior Secured Notes Indenture”), pursuant to which the Pactiv Guarantors became guarantors of the October 2010 Senior Secured Notes.

The October 2010 Senior Secured Notes Indenture provides that the guarantees of the October 2010 Senior Secured Notes are senior obligations of each guarantor, including the Pactiv Guarantors, and the October 2010 Senior Secured Notes will, subject to certain exceptions, be guaranteed by each of Reynolds’s current and future subsidiaries that guarantee Reynolds’s Senior Secured Credit Facilities (as defined below), including applicable subsidiaries of Pactiv. The Reynolds Issuers may redeem the October 2010 Senior Secured Notes at their option, in whole or part, at any time prior to October 15, 2014, at a price equal to 100% of the principal amount of the October 2010 Senior Secured Notes, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable “make-whole” premium. The Reynolds Issuers may redeem some or all of the October 2010 Senior Secured Notes at any time and from time to time (i) on or after October 15, 2014 and prior to October 15, 2015, at a price equal to 103.563% of the principal amount of the October 2010 Senior Secured Notes, (ii) on or after October 15, 2015 and prior to October 15, 2016, at a price equal to 101.781% of the principal amount of the October 2010 Senior Secured Notes and (iii) on or after October 15, 2016, at a price equal to 100% of the principal amount of the October 2010 Senior Secured Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to October 15, 2013, the Reynolds Issuers may redeem up to 35% of the aggregate principal amount of the October 2010 Senior Secured Notes with the proceeds of certain equity offerings at a redemption price of 107.125%, plus accrued and unpaid interest, if any, to the applicable redemption date.
The October 2010 Senior Secured Notes Indenture contains covenants that limit the ability of Reynolds (and certain of its subsidiaries (including the Company and certain of its subsidiaries)) to, among other things: (i) incur additional indebtedness and issue disqualified and preferred stock; (ii) make restricted payments, including dividends or other distributions; (iii) create certain liens; (iv) sell assets; (v) create restrictions on payment of dividends or other amounts; (vi) engage in transactions with affiliates; (vii) consolidate, merge or transfer all or substantially all of their assets; and (viii) impair the security interests granted for the benefit of the trustee and the holders of the October 2010 Senior Secured Notes. Upon the occurrence of certain events constituting a change of control the Reynolds Issuers are required to make an offer to repurchase all of the October 2010 Senior Secured Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any.
October 2010 Senior Notes Indenture
On October 15, 2010, the Escrow Issuers, issued $1,500 million aggregate principal amount of 9.000% senior notes due 2019 (the “October 2010 Senior Notes”), with the proceeds from such offering held in escrow until the consummation of the Merger. Upon consummation of the Merger, the obligations of the Escrow Issuers under the October 2010 Senior Notes Indenture (as defined below) were assumed by the Reynolds Issuers, and the proceeds from the offering of the October 2010 Senior Notes were released from escrow and used to finance in part the consideration paid in the Merger, to repay certain of the Company’s existing indebtedness and to pay fees and expenses related to the Merger and the associated financings.

Following the Merger on November 16, 2010, the Pactiv Guarantors entered into supplemental indentures, with the Trustee, to the Indenture, dated as of October 15, 2010, by and among the Escrow Issuers and the Trustee (as supplemented, the “October 2010 Senior Notes Indenture”), pursuant to which the Pactiv Guarantors became guarantors of the October 2010 Senior Notes.
The October 2010 Senior Notes Indenture provides that the guarantees of the October 2010 Senior Notes are senior obligations of each guarantor, including the Pactiv Guarantors, and the October 2010 Senior Notes, will, subject to certain exceptions, be guaranteed by each of Reynolds’s current and future subsidiaries that guarantee Reynolds’s Senior Secured Credit Facilities, including applicable subsidiaries of Pactiv. The Reynolds Issuers may redeem the October 2010 Senior Notes at their option, in whole or part, at any time prior to October 15, 2014, at a price equal to 100% of the principal amount of the October 2010 Senior Notes, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable “make-whole” premium. The Reynolds Issuers may redeem some or all of the October 2010 Senior Notes at any time and from time to time (i) on or after October 15, 2014 and prior to October 15, 2015, at a price equal to 104.500% of the principal amount of the October 2010 Senior Notes, (ii) on or after October 15, 2015 and prior to October 15, 2016, at a price equal to 102.250% of the principal amount of the October 2010 Senior Notes and (iii) on or after October 15, 2016, at a price equal to 100% of the principal amount of the October 2010 Senior Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to October 15, 2013, the Reynolds Issuers may redeem up to 35% of the aggregate principal amount of the October 2010 Senior Notes with the proceeds of certain equity offerings at a redemption price of 109.000%, plus accrued and unpaid interest, if any, to the applicable redemption date.
The October 2010 Senior Notes Indenture contains covenants that limit the ability Reynolds (and certain of its subsidiaries (including the Company and certain of its subsidiaries)) to, among other things: (i) incur additional indebtedness and issue disqualified and preferred stock; (ii) make restricted payments, including dividends or other distributions; (iii) create certain liens; (iv) sell assets; (v) create restrictions on payment of dividends or other amounts; (vi) engage in transactions with affiliates and (vii) consolidate, merge or transfer all or substantially all of their assets. Upon the occurrence of certain events constituting a change of control the Reynolds Issuers are required to make an offer to repurchase all of the October 2010 Senior Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any.
May 2010 Senior Notes Indenture
On May 4, 2010, the Reynolds Issuers, issued $1,000 million aggregate principal amount of 8.50% senior notes due 2018 (the “May 2010 Senior Notes”). The proceeds from the offering of the May 2010 Senior Notes were used by Reynolds to partially finance an acquisition. Certain subsidiaries of Reynolds have provided guarantees of the May 2010 Senior Notes.
Following the Merger on November 16, 2010, the Pactiv Guarantors entered into supplemental indentures, with the Trustee to the Indenture, dated as of May 4, 2010, by and among the Reynolds Issuers and the Trustee (as supplemented, the “May 2010 Senior Notes Indenture”), pursuant to which the Pactiv Guarantors became guarantors of the May 2010 Senior Notes.
The May 2010 Senior Notes Indenture provides that the guarantees of the May 2010 Senior Notes are senior obligations of each guarantor, including the Pactiv Guarantors, and the May 2010 Senior Notes will, subject to certain exceptions, be guaranteed by each of Reynolds’s current and future subsidiaries that guarantee Reynolds’s Senior Secured Credit Facilities, including applicable subsidiaries of Pactiv. The Reynolds Issuers may redeem the May 2010 Senior Notes at their option, in whole or part, at any time prior to May 15, 2014, at a price equal to 100% of the principal amount of the May 2010 Senior Notes, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable “make-whole” premium. The Reynolds Issuers may redeem some or all of the May 2010 Senior Notes at any time and from time to time (i) on or after May 15, 2014 and prior to May 15, 2015, at a price equal to 104.250% of the principal amount of the May 2010 Senior Notes, (ii) on or after May 15, 2015 and prior to May 15, 2016, at a price equal to 102.125% of the principal amount of the May 2010 Senior Notes and (iii) on or after May 15, 2016, at a price equal to 100% of the principal amount of the May 2010 Senior Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to May 15, 2013, the Reynolds Issuers may redeem up to 35% of the aggregate principal amount of the May 2010 Senior Notes with the proceeds of certain equity offerings at a redemption price of 108.500%, plus accrued and unpaid interest, if any, to the applicable redemption date.
The May 2010 Senior Notes Indenture contains covenants that limit the ability of Reynolds (and certain of its subsidiaries (including the Company and certain of its subsidiaries)) to, among other things: (i) incur additional indebtedness and issue disqualified and preferred stock; (ii) make restricted payments, including dividends or other distributions; (iii) create certain liens; (iv) sell assets; (v) create restrictions on payment of dividends or other amounts; (vi) engage in transactions with affiliates and (vii) consolidate, merge or transfer all or substantially all of their assets. Upon the occurrence of certain events constituting a change of control the Reynolds Issuers are required to make an offer to repurchase all of the May 2010 Senior Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any.
2009 Senior Secured Notes Indenture
On November 5, 2009, Reynolds Group Escrow LLC and Reynolds Group DL Escrow Inc. (the “2009 Escrow Issuers”), which were affiliates of Reynolds, initially issued $1,125,000,000 aggregate principal amount of 7.750% senior secured notes due 2016 (the

“Dollar Notes”) and €450,000,000 aggregate principal amount of 7.750% senior secured notes due 2016 (the “Euro Notes” and, together with the Dollar Notes, the “2009 Notes” and, together with the October 2010 Senior Secured Notes, the October 2010 Senior Notes and the May 2010 Notes, the “Reynolds Notes”), the proceeds of which were held in escrow. Upon consummation of an acquisition by Reynolds, the proceeds from the offering of the 2009 Notes were released from escrow to partially finance such acquisition, and the Reynolds Issuers assumed the obligations of the 2009 Escrow Issuers under the 2009 Notes Indenture (as defined below).
Following the Merger on November 16, 2010, the Pactiv Guarantors entered into supplemental indentures with the Trustee, the Original Collateral Agent and the Additional Collateral Agent, to the Indenture, dated as of November 5, 2009, by and among the 2009 Escrow Issuers, the Trustee and the Original Collateral Agent (as supplemented, the “2009 Notes Indenture”), pursuant to which the Pactiv Guarantors became guarantors of the 2009 Notes.
The 2009 Notes Indenture provides that the guarantees of the 2009 Notes are senior obligations of each guarantor, including the Pactiv Guarantors, and the 2009 Notes will, subject to certain exceptions, be guaranteed by each of Reynolds’s current and future subsidiaries that guarantee Reynolds’s Senior Secured Credit Facilities, including applicable subsidiaries of Pactiv. The Reynolds Issuers may redeem the 2009 Notes at its option, in whole or part, at any time prior to October 15, 2012, at a price equal to 100% of the principal amount of the 2009 Notes, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable “make-whole” premium. The Reynolds Issuers may redeem some or all of the 2009 Notes at any time and from time to time (i) on or after October 15, 2012 and prior to October 15, 2013, at a price equal to 103.875% of the principal amount of the 2009 Notes, (ii) on or after October 15, 2013 and prior to October 15, 2014, at a price equal to 102.583% of the principal amount of the 2009 Notes, (iii) on or after October 15, 2014 and prior to October 15, 2015, at a price equal to 101.292% of the principal amount of the 2009 Notes and (iv) on or after October 15, 2015, at a price equal to 100% of the principal amount of the 2009 Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to October 15, 2012, the Reynolds Issuers may redeem up to 35% of the aggregate principal amount of the 2009 Notes with the proceeds of certain equity offerings at a redemption price of 107.750%, plus accrued and unpaid interest, if any, to the applicable redemption date.
The 2009 Notes Indenture contains covenants that limit the ability of Reynolds (and certain of its subsidiaries’ (including the Company and certain of its subsidiaries)) to, among other things: (i) incur additional indebtedness and issue disqualified and preferred stock; (ii) make restricted payments, including dividends or other distributions; (iii) create certain liens; (iv) sell assets; (v) create restrictions on payment of dividends or other amounts; (vi) engage in transactions with affiliates; (vii) consolidate, merge or transfer all or substantially all of their assets; and (viii) impair the security interests granted for the benefit of the trustee and the holders of the 2009 Notes. Upon the occurrence of certain events constituting a change of control the Reynolds Issuers are required to make an offer to repurchase all of the 2009 Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any.
2007 Notes Indentures
On June 29, 2007, Beverage Packaging Holding (Luxembourg) II S.A. (the “2007 Notes Issuer”), which is an affiliate of Reynolds, issued (i) €480.0 million aggregate principal amount of 8% senior notes due 2016 (the “2007 Senior Notes”) and (ii) €420.0 million aggregate principal amount of 9 1/2% senior subordinated notes due 2017 (the “2007 Senior Subordinated Notes,” and together with the 2007 Senior Notes, the “2007 Notes”). The proceeds from the offering of the 2007 Notes were used to partially re-finance debt incurred to finance an acquisition by Reynolds.
Following the Merger on November 16, 2010, the Pactiv Guarantors entered into (i) supplemental indentures with The Bank of New York Mellon (the “2007 Notes Trustee”) and the 2007 Notes Issuer, to the senior notes indenture, dated as of June 29, 2007, by and among, among others, the 2007 Notes Issuer and the Trustee (as supplemented, the “2007 Senior Notes Indenture”), pursuant to which the Pactiv Guarantors became guarantors of the 2007 Senior Notes and (ii) supplemental indentures with the 2007 Notes Trustee and the 2007 Notes Issuer, to the senior subordinated notes indenture, dated as of June 29, 2007, by and among, among others, the 2007 Notes Issuer and the 2007 Notes Trustee (as supplemented, the “2007 Subordinated Notes Indenture” and, together with the 2007 Senior Notes Indenture, the “2007 Notes Indentures”)), pursuant to which the Pactiv Guarantors became guarantors of the 2007 Senior Subordinated Notes.
The guarantees of the 2007 Senior Notes are senior subordinated obligations of each guarantor (subordinated to the October 2010 Senior Secured Notes, the 2009 Notes and the Senior Secured Credit Facilities), including the Pactiv Guarantors, and the 2007 Senior Notes, subject to certain exceptions, will be guaranteed by each of Reynolds’s current and future subsidiaries that guarantee Reynolds’s Senior Secured Credit Facilities, including applicable subsidiaries of Pactiv. The 2007 Notes Issuer may redeem the 2007 Senior Notes at its option, in whole or part, at any time prior to June 15, 2011, at a price equal to 100% of the principal amount of the 2007 Senior Notes, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable “make-whole” premium. The 2007 Notes Issuer may redeem some or all of the 2007 Senior Notes at any time and from time to time (i) on or after October 15, 2011 and prior to October 15, 2012, at a price equal to 104.000% of the principal amount of the 2007 Senior Notes, (ii) on or after June 15, 2012 and prior to June 15, 2013, at a price equal to 102.000% of the principal amount of the 2007 Senior Notes, (iii) on or after June 15, at a price equal to 100% of the principal amount of the 2007 Senior Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to June 15, 2010, the 2007 Notes Issuer may redeem up to 35% of the aggregate principal amount of the 2007 Senior Notes with the proceeds of certain equity offerings at a redemption price of 108.000%, plus accrued and unpaid interest, if any, to the applicable redemption date.

The 2007 Subordinated Notes Indenture provides that the guarantees of the 2007 Subordinated Notes are subordinated obligations of each guarantor, including the Pactiv Guarantors, and the 2007 Subordinated Notes, subject to certain exceptions, will be guaranteed by each of Reynolds’s current and future subsidiaries that guarantee the Senior Secured Credit Facilities, including subsidiaries of Pactiv. The 2007 Issuer may redeem the 2007 Subordinated Notes at its option, in whole or part, at any time prior to June 15, 2012, at a price equal to 100% of the principal amount of the 2007 Subordinated Notes, plus accrued and unpaid interest to the redemption date, plus the applicable “make-whole” premium. The 2007 Notes Issuer may redeem some or all of the 2007 Subordinated Notes at any time and from time to time (i) on or after June 15, 2012 and prior to June 15, 2013, at a price equal to 104.750% of the principal amount of the 2007 Subordinated Notes, (ii) on or after June 15, 2013 and prior to June 15, 2014, at a price equal to 103.167% of the principal amount of the 2007 Subordinated Notes, (iii) on or after June 15, 2014 and prior to June 15, 2015, at a price equal to 101.583% of the principal amount of the 2007 Subordinated Notes and (iv) on or after June 15, 2015, at a price equal to 100% of the principal amount of the 2007 Subordinated Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to June 15, 2010, the Reynolds Issuers may redeem up to 35% of the aggregate principal amount of the 2007 Subordinated Notes with the proceeds of certain equity offerings at a redemption price of 109.500%, plus accrued and unpaid interest, if any, to the applicable redemption date.
The 2007 Notes Indentures contain covenants that limit the ability of Reynolds (and certain of its subsidiaries (including the Company and certain of its subsidiaries)) to, among other things: (i) incur additional indebtedness and issue disqualified and preferred stock; (ii) make restricted payments, including dividends or other distributions; (iii) create certain liens; (iv) sell assets; (v) create restrictions on payment of dividends or other amounts; (vi) engage in transactions with affiliates and (vii) consolidate, merge or transfer all or substantially all of their assets. Upon the occurrence of certain events constituting a change of control the 2007 Notes Issuer is required to make an offer to repurchase all of the 2007 Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any.
Senior Secured Credit Facilities
On November 5, 2009, Reynolds and certain subsidiaries of Reynolds entered into a Credit Agreement (as amended, supplemented or otherwise modified form time to time, the “Senior Secured Credit Agreement”), pursuant to which certain lenders extended loans to certain of such subsidiaries (the “Borrowers”) in aggregate principal amounts equal to $1,035 million and €250.0 million. The proceeds of the term loans made under the Senior Secured Credit Agreement on November 5, 2009 were used to partially finance an acquisition. The Borrowers also received revolving commitments equal to $120 million and €80 million.
On May 4, 2010, Reynolds and certain of its subsidiaries entered into an amendment to the Senior Secured Credit Agreement and borrowed incremental term loans in an aggregate principal amount of $800.0 million (the “U.S. Tranche C Term Loans”) thereunder. The proceeds of the U.S. Tranche C Term Loans were used to partially finance an acquisition.
On September 30, 2010 (the “Amendment Date”), Reynolds and certain subsidiaries of Reynolds entered into an additional amendment to the Senior Secured Credit Agreement. This amendment provided for an increase in the amount available to be extended under the Senior Secured Credit Agreement in the form of incremental loans and various other changes to the Senior Secured Credit Agreement’s terms. Reynolds also received commitments from various lenders for Incremental Tranche A Term Loans (the “Incremental Tranche A Term Loans”) in an aggregate principal amount of $500.0 million and Incremental Tranche D Term Loans (the “Incremental Tranche D Term Loans” and, together with the Incremental Tranche A Term Loans, the “September 2010 Incremental U.S. Term Loans”) in an aggregate principal amount of $1,520 million. The September 2010 Incremental U.S. Term Loans were drawn on November 16, 2010 and the proceeds thereof were used to finance in part the consideration paid in the Merger, to repay certain of the Company’s existing indebtedness and to pay fees and expenses related to the Merger and the associated financings.
Following the Merger on November 16, 2010, each of the Pactiv Guarantors provided guarantees for the benefit of the creditors under the Senior Secured Credit Agreement, by entering into a joinder to the Senior Secured Credit Agreement (each, a “Senior Secured Credit Agreement Joinder”) and security for the benefit of the creditors and the Reynolds Notes by entering into a supplement to the Collateral Agreement, dated as of November 5, 2009, among certain subsidiaries of Reynolds, the Original Collateral Agent and the Additional Collateral Agent.
The loan facilities extended pursuant to the Senior Secured Credit Agreement (the “Senior Secured Credit Facilities”) consist of $1,035.0 million of U.S. term loans (the “U.S. Tranche B Term Loans”), $800.0 million of U.S. Tranche C Term Loans, $500.0 million of September 2010 Incremental Tranche A Term Loans and $1,520.0 million of September 2010 Incremental Tranche D Term Loans, €250.0 million of European term loans (the “European Term Loans”), a U.S. revolving credit facility of $120.0 million and a European revolving credit facility of €80 million.
The U.S. and European revolving credit facilities will mature on November 5, 2014. The Incremental Tranche A Term Loans will mature on August 6, 2015. The European Term Loans will mature on November 5, 2015, and the U.S. Tranche B Term Loans, the U.S. Tranche C Term Loans and the Incremental Tranche D Term Loans will mature on May 5, 2016.
The outstanding term loans under the Senior Secured Credit Facilities are required to be prepaid with (a) up to 50% of excess cash flow (which will be reduced to 25% if certain senior secured leverage ratios are met), (b) 100% of the net cash proceeds of certain asset dispositions, subject to certain thresholds and reinvestment exceptions and (c) 100% of the net proceeds of debt that is incurred in violation of the Senior Secured Credit Agreement and debt incurred in connection with permitted receivables financings.
Indebtedness under the Senior Secured Credit Agreement may be voluntarily prepaid in whole or in part, subject to minimum amounts and break funding costs. Voluntary prepayments of the Incremental Tranche D Term Loans made on or prior to the first anniversary of the Merger in connection with certain repricing transactions are subject to a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment.
The European Term Loans amortize in quarterly installments from March 31, 2010 through the maturity date thereof, as described in the Senior Secured Credit Agreement. The U.S. Tranche B Term Loans and the U.S. Tranche C Term Loans amortize in quarterly installments with respect to the principal amounts outstanding as of May 4, 2010 from September 30, 2010 through the maturity date, as described in the Senior Secured Credit Agreement. The Incremental Tranche A Term Loans amortize in equal quarterly installments, from March 31, 2011 through the maturity date thereof, in an aggregate annual amount equal to 10.00% of the principal amount thereof outstanding on the date of the Merger, with the balance payable in full on the maturity date thereof. The Incremental Tranche D Term Loans amortize in equal quarterly installments, from March 31, 2011 through the maturity date thereof, in an aggregate annual amount equal to 1.00% of the principal amount thereof outstanding on the date of the Merger, with the balance payable in full on the maturity date thereof.
Interest is payable on the Senior Secured Credit Facilities, (i) that are denominated in U.S. dollars at a rate equal to the LIBO rate or the base rate, as the case may be, plus an applicable margin and (ii) that are denominated in Euro at a rate equal to the EURIBO rate or the base rate, as the case may be, plus an applicable margin. The LIBO rate is subject to a floor of 2.0% per annum, except that such floor is 1.5% per annum for the U.S. Tranche C Term Loans and 1.75% per annum for the Incremental Tranche A Term Loans and the Incremental Tranche D Term Loans. The EURIBO rate for the European Term Loans is subject to a 2.0% per annum floor.
All of the obligations under the Senior Secured Credit Facilities are guaranteed by the Pactiv Guarantors and certain other direct and indirect subsidiaries of Reynolds.
All of the obligations under the Senior Secured Credit Facilities are secured by the assets of Reynolds, the Borrower and certain other subsidiaries of Reynolds (including the Pactiv Guarantors) subject to certain limitations.
The Senior Secured Credit Agreement contains, affirmative and negative covenants. The negative covenants in the Senior Secured Credit Agreement include limitations (subject to agreed exceptions) on the ability of Reynolds and its material subsidiaries to incur additional indebtedness (including guarantees); incur liens; enter into sale and lease-back transactions; make investments, loans and advances; implement mergers, consolidations and sales of assets; make restricted payments or enter into restrictive agreements; enter into transactions with affiliates on non-arm’s length terms; change the business conducted by Reynolds and its subsidiaries; prepay, or make redemptions and repurchases of specified indebtedness; amend certain material agreements governing specified indebtedness; amend the organizational documents of Reynolds and its material subsidiaries; change Reynolds’s fiscal year; and conduct an active business (in the case of Reynolds and the 2007 Notes Issuer).
In addition, the Senior Secured Credit Agreement contains financial covenants, including maximum total leverage, minimum interest coverage and limitations on capital expenditures and a requirement to maintain certain collateral coverage ratios.
Registration Rights Agreements
Immediately following the consummation of the Merger on November 16, 2010, certain Pactiv Guarantors entered into joinder agreements (“Registration Rights Joinders”) with respect to (a) the Registration Rights Agreement, dated October 15, 2010 (the “October 2010 Senior Secured Notes Registration Rights Agreement”), by and among the Escrow Issuers and the initial purchasers of the October 2010 Senior Secured Notes and (b) the Registration Rights Agreement, dated October 15, 2010 (the “October 2010 Senior Notes Registration Rights Agreement” and, together with the October 2010 Senior Secured Notes Registration Rights Agreement, the “Registration Rights Agreements”), by and among the Escrow Issuers and the initial purchasers of the October 2010 Senior Notes,. Under the Registration Rights Agreements, the Reynolds Issuers are obligated to file and use their reasonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the Reynolds Notes for notes publicly registered with the Securities and Exchange Commission (the “SEC”) with substantially identical terms as the Reynolds Notes. The Registration Rights Agreements provide that upon the occurrence of certain events, the Reynolds Issuers will file with the SEC, and use their commercially reasonable efforts to cause to become effective, a shelf registration statement relating to resales of the Reynolds Notes and to keep effective such shelf registration statement for a specific period of time. Pursuant to the Registration Rights Agreements, the Reynolds Issuers are obligated to pay additional interest on the Reynolds Notes in certain circumstances, including if they have not exchanged exchange notes for all Reynolds Notes validly tendered in accordance with the terms of an exchange offer on or prior to the 365th day following the original issue date of the applicable series of Reynolds Notes. The annual interest on the Reynolds Notes as a result of the Reynolds Issuer’s failure to satisfy certain of its registration obligations under each Registration Rights Agreement will increase by 0.25% per annum and by an additional 0.25% per annum for each subsequent 90-day period during which the related registration default continues, up to a maximum additional interest rate of 1.00% per annum.
Intercreditor Arrangements
Certain intercreditor arrangements that regulate the financings described above are in place. The intercreditor arrangements consist of two documents. The first is the First Lien Intercreditor Agreement, dated as of November 5, 2009 and amended as of January 21, 2010 (the “FLICA”), between, among others, the Original Collateral Agent, the

Additional Collateral Agent, Credit Suisse AG, as representative for the secured parties under the Senior Secured Credit Facilities, The Bank of New York Mellon, as representative for the secured parties under the 2009 Notes, The Bank of New York Mellon, as representative for the secured parties under the October 2010 Senior Secured Notes and the subsidiaries of Reynolds guaranteeing the Senior Secured Credit Facilities, the 2009 Notes and the October 2010 Senior Secured Notes. The FLICA regulates the sharing of collateral granted in favor of the creditors in respect of Senior Secured Credit Facilities, the 2009 Senior Secured Notes and the October 2010 Senior Secured Notes (the “Senior Creditors”). Following the Merger on November 16, 2010, the Pactiv Guarantors became parties to the FLICA by entering into the Senior Secured Credit Agreement Joinders. The second is the intercreditor agreement dated May 11, 2007, as amended and restated as of November 5, 2009 by an amendment and restatement agreement, as further amended on November 5, 2010 (the “2007 ICA”) between, among others, Reynolds, as parent, Credit Suisse AG Cayman Islands Branch, as administrative agent, The Bank of New York Mellon, as collateral agent, senior secured notes trustee and high yield noteholders trustee (as such intercreditor agreement may be further amended, extended, restated or otherwise modified). Following the Merger on November 16, 2010, the Pactiv Guarantors became a party to the 2007 ICA by entering into the accession deeds to the 2007 ICA between the Pactiv Guarantors, The Bank of New York Mellon as collateral agent, Credit Suisse AG, Cayman Islands Branch as senior agent and Credit Suisse AG as security trustee. The 2007 ICA regulates the relationship between the Senior Creditors on the one hand and the creditors in respect of the 2007 Notes on the other. Among other things, the 2007 ICA (i) regulates the enforcement and sharing of security interests over collateral that secures both the Senior Creditors and the creditors in respect of the 2007 Notes, (ii) provides for the subordination of the guarantees (including those given by the Pactiv Guarantors) in respect of the 2007 Senior Notes to the guarantees of such entities in respect of the Senior Secured Credit Facilities, the 2009 Senior Secured Notes and the October 2010 Senior Secured Notes, (iii) provides for enforcement limitations in respect of the guarantees of the 2007 Notes and, (iv) provides for the subordination of certain intercompany indebtedness.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 “Entry Into a Material Definitive Agreement” under the heading “Financing Arrangements” is incorporated into this Item 2.03 by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on November 16, 2010 that each share of Common Stock (other than any dissenting shares and shares held by the Company, Parent or their subsidiaries) was canceled and automatically converted into the right to receive $33.25 in cash, without interest and less any applicable withholding taxes, and requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of the Common Stock on the NYSE was suspended prior to market open on November 17, 2010. Following the completion of the Merger, the NYSE filed the Form 25. The Form 25 will become effective ten days after its filing. After the Form 25 becomes effective, the Company expects to file a Form 15 with the SEC to deregister the Common Stock. The filing of the Form 15 by the Company will terminate its reporting obligations under the Exchange Act.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 17, 2010, Peter J. Lazaredes retired from his position as the Company’s Executive Vice President and General Manager — Foodservice/Food Packaging.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2010	PACTIV CORPORATION
	By:	/s/ Joseph E. Doyle
	Name:	Joseph E. Doyle
	Title:	Vice President and General Counsel